EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      We hereby consent to the use in Form S-8 of our report dated December 31, 2004, relating to the financial statements of ITS Networks Inc. for its fiscal year ended September 30, 2004, which are incorporated by reference therein.

February 17, 2005

                                     /S/ Murrell, Hall, McIntosh & Co., PPLC
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                                     Murrell, Hall, McIntosh & Co., PPLC